================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    TRW INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ............

(2) Aggregate number of securities to which transaction applies: ...............

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ...............................

(4) Proposed maximum aggregate value of transaction: ...........................

(5) Total fee paid: ............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ....................................................

(2) Form, Schedule or Registration Statement No.: ..............................

(3) Filing Party: ..............................................................

(4) Date Filed: ................................................................

================================================================================

                                                                      [TRW LOGO]

NOTICE OF
1998 ANNUAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT

TRW Inc.
1900 Richmond Road
Cleveland, Ohio 44124

                               TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders....................    1
Questions and Answers.......................................    2
1998 Proposals to be Voted Upon.............................    3
Board of Directors..........................................    4
      Nominees for Election.................................    4
      Continuing Directors..................................    6
      Director Committees and Meetings......................    9
      Director Compensation.................................   11
Management Ownership of Shares..............................   12
Compensation of Executive Officers..........................   13
      Report of the Compensation and Stock Option Committee
         on Executive Compensation..........................   13
      Stock Performance Graph...............................   17
      Summary Compensation Table............................   18
      Stock Option Grants in 1997...........................   20
      Stock Option Exercises in 1997 and Year-End Option
       Values...............................................   20
      Pension Plan Information..............................   21
      Other Compensation Arrangements.......................   21
Other Information...........................................   23

                                    TRW INC.

--------------------------------------------------------------------------------

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

The annual meeting of shareholders of TRW Inc. will be held at the Company's executive offices located at 1900 Richmond Road, Lyndhurst, Ohio, on Wednesday, April 29, 1998, at 8:30 a.m., to vote on the following:

(1) election of five Directors: Michael H. Armacost, Carl H. Hahn, George H. Heilmeier, John D. Ong and Richard W. Pogue, each for a term of three years ending in the year 2001;

(2) ratification of the Directors' appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1998; and

(3) any other business properly brought before the meeting.

The shareholders of record at the close of business on February 13, 1998 will be entitled to vote.

/s/ William B. Lawrence
William B. Lawrence
Secretary

March 16, 1998

Your vote is important. If you do not expect to attend the annual meeting of shareholders, or if you do plan to attend but wish to vote by proxy, please mark, date, sign and return promptly the enclosed proxy card in the envelope provided.

                             QUESTIONS AND ANSWERS

WHO CAN VOTE?

Record holders of TRW Common Stock and Serial Preference Stock II (Series 1 and
3) as of the close of business on February 13, 1998 are entitled to vote at the meeting. On that date, 122,617,110 shares of TRW Common Stock, 43,881 shares of Serial Preference Stock II (Series 1), and 74,142 shares of Serial Preference Stock II (Series 3) were outstanding.

WHAT IS BEING VOTED ON?

- Election of five Directors for terms ending in the year 2001.

- Ratification of the Directors' appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1998.

The Directors do not know of any other matters that are to be presented at the meeting. If any other matter requiring a vote properly comes before the meeting, the holders of the proxies will vote your shares on that matter, as well.

HOW DO I VOTE?

Mark, sign and date your proxy card and return it to the Company. A postage-paid envelope is provided. If you do not indicate your voting preferences on your proxy card, your shares will be voted in favor of the two proposals.

MAY I CHANGE MY VOTE?

You may revoke your proxy in any one of the following three ways:

(1) by sending a written notice to the Company stating that you want to revoke your proxy;

(2) by submitting a properly signed proxy with a later date; or

(3) by voting in person at the annual meeting.

IS MY VOTE CONFIDENTIAL?

The Company's policy on confidential voting provides that no proxy, ballot or voting tabulation that identifies the particular vote of a shareholder will be disclosed to Directors or officers of the Company except (i) as necessary to meet legal requirements, (ii) to permit the inspectors of election to certify the results of the vote, or (iii) in a contested proxy election. The policy also provides for confidential treatment of shareholder comments and for an independent inspector of elections to certify the vote and confirm the integrity of the voting process.

WHO IS SOLICITING PROXIES?

The enclosed proxy is being solicited by the Directors of the Company, and the Company will pay the cost of the solicitation.

The Company has retained Georgeson & Company Inc. to aid in the solicitation of proxies. The anticipated cost of their services is $12,000, plus disbursements. Solicitations may be made by personal interview, mail, telephone and telegram. It is anticipated that the solicitations will consist primarily of requests to brokerage houses, custodians, nominees and fiduciaries to forward the soliciting material to the beneficial owners of shares held of record by those persons. In addition, certain officers and other employees of the Company may, by telephone, telegram, letter or personal interview, request the return of proxies.

WHEN ARE 1999 SHAREHOLDER PROPOSALS DUE?

In order to be considered for action at the 1999 annual meeting, shareholder proposals must be received by November 16, 1998. The proposals must be submitted in writing and sent to the Secretary of the Company at TRW Inc., 1900 Richmond Road, Cleveland, Ohio 44124.

                        1998 PROPOSALS TO BE VOTED UPON

ELECTION OF DIRECTORS

Nominees for election this year are Michael H. Armacost, Carl H. Hahn, George H. Heilmeier, John D. Ong and Richard W. Pogue. (See pages four and five for biographical information on the nominees.) Each of the nominees currently serves as a Director, and each has agreed to stand for re-election. According to the retirement policy for Directors, Carl H. Hahn is expected to retire in April 1999.

Your Board recommends a vote FOR these nominees. If any of the nominees is unable to stand for election, the Board may provide for a lesser number of nominees or designate a substitute. In the latter event, shares represented by proxies may be voted for the substitute.

In order for the nominees to be elected, they must receive enough votes to equal a majority of the outstanding shares of TRW Common. Shares represented by proxy will be voted FOR the nominees unless you specify otherwise on your proxy card. If you abstain from voting or withhold your vote for the nominees, it will have the same effect as voting against them.

RATIFICATION OF ERNST & YOUNG AS INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the accounting firm of Ernst & Young LLP has been appointed by the Directors, subject to your ratification, to continue to serve as the Company's independent auditors for the fiscal year ending December 31, 1998. Ernst & Young has been serving the Company in this capacity for a number of years and is considered to be highly qualified. Representatives of Ernst & Young are expected to be present at the annual meeting to respond to any shareholder questions.

Your Board recommends a vote FOR this proposal. Shares represented by proxy will be voted FOR this proposal unless you specify otherwise on your proxy card.

                               BOARD OF DIRECTORS

The Company's Regulations fix the number of Directors at a range between 12 and
18. Currently, there are 15 Directors. Set forth below is biographical information on the five nominees for election and the other continuing Company Directors with unexpired terms of office.

NOMINEES FOR ELECTION
--------------------------------------------------------------------------------

 MICHAEL H. ARMACOST                                                                      [PHOTO OF MICHAEL H.
                                                                                               ARMACOST]

 Age:                            60

 Term:                           Expires in 1998; Director since 1993

 Recent Business Experience:     Mr. Armacost has been President of the Brookings
                                 Institution since October 1995. He served as a
                                 distinguished fellow and visiting professor at the
                                 Asia/Pacific Research Center of Stanford University from
                                 1993 to 1995. Mr. Armacost was U.S. Ambassador to Japan
                                 from 1989 to 1993.

 Other Directorships:            American Family Life Assurance Company, Applied
                                 Materials, Inc. and Cargill, Incorporated
--------------------------------------------------------------------------------------------------------------

 CARL H. HAHN                                                                              [PHOTO OF CARL H.
                                                                                                 HAHN]

 Age:                            71

 Term:                           Expires in 1998; Director since 1993

 Recent Business Experience:     Dr. Hahn served as Chairman of the Board of Volkswagen
                                 AG from 1981 until his retirement at the end of 1992.

 Other Directorships:            PACCAR Inc. Dr. Hahn is a member of the supervisory
                                 board of Perot Systems Corporation. He also serves as a
                                 member of the supervisory boards of a number of European
                                 companies, including DAF Trucks N.V. and Thyssen AG.
--------------------------------------------------------------------------------------------------------------

 GEORGE H. HEILMEIER                                                                      [PHOTO OF GEORGE H.
                                                                                               HEILMEIER]

 Age:                            61

 Term:                           Expires in 1998; Director since 1992

 Recent Business Experience:     Chairman Emeritus of Bell Communications Research
                                 (Bellcore) since the beginning of the year. Dr.
                                 Heilmeier served as Chairman and Chief Executive Officer
                                 of Bellcore from 1997 to 1998. He also served as
                                 President and Chief Executive Officer of Bellcore from
                                 1991 to year-end 1996.

 Other Directorships:            Automatic Data Processing, Inc., Compaq Computer
                                 Corporation and Perot Systems Corporation. Dr. Heilmeier
                                 also is a trustee of The MITRE Corporation.
--------------------------------------------------------------------------------------------------------------

NOMINEES FOR ELECTION
--------------------------------------------------------------------------------

 JOHN D. ONG                                                                               [PHOTO OF JOHN D.
                                                                                                  ONG]

 Age:                            64

 Term:                           Expires in 1998; Director since 1995

 Recent Business Experience:     Mr. Ong is Chairman Emeritus of The BFGoodrich Company.
                                 He served as Chairman of BFGoodrich from 1979 to 1997.
                                 He was also Chief Executive Officer of BFGoodrich from
                                 July 1979 to year-end 1996.

 Other Directorships:            Ameritech Corporation, ASARCO, Inc., Cooper Industries
                                 Defiance, Inc., The Geon Company and The Kroger Company
--------------------------------------------------------------------------------------------------------------

 RICHARD W. POGUE                                                                         [PHOTO OF RICHARD W.
                                                                                                 POGUE]

 Age:                            69

 Term:                           Expires in 1998; Director since 1994

 Recent Business Experience:     Mr. Pogue has served as senior advisor to Dix & Eaton, a
                                 public relations firm, since 1994. He was senior partner
                                 at the law firm of Jones, Day, Reavis & Pogue from 1993
                                 to 1994 and managing partner of that firm from 1984 to
                                 1992.

 Other Directorships:            Continental Airlines, Inc., Derlan Industries Limited,
                                 M. A. Hanna Company, KeyCorp, Lamalie Associates, Inc.
                                 and OHM Corporation
--------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS
--------------------------------------------------------------------------------

 MARTIN FELDSTEIN                                                                           [PHOTO OF MARTIN
                                                                                               FELDSTEIN]

 Age:                            58

 Term:                           Expires in 1999; Director from 1981 to 1982 and since
                                 1984

 Recent Business                 Dr. Feldstein has been Professor of Economics at Harvard
 Experience:                     University since 1967. He also is President and Chief
                                 Executive Officer of the National Bureau of Economic
                                 Research, a position he held from 1977 to 1982 and from
                                 July 1984 until the present. He was elected a Director
                                 of the Company in 1981, resigned his position upon
                                 joining the government in August 1982 and was again
                                 elected a Director of the Company in July 1984.

 Other Directorships:            American International Group, Inc. and J. P. Morgan &
                                 Co. Incorporated
--------------------------------------------------------------------------------------------------------------

 ROBERT M. GATES                                                                          [PHOTO OF ROBERT M.
                                                                                                 GATES]

 Age:                            54

 Term:                           Expires in 1999; Director since 1994

 Recent Business Experience:     From 1991 to 1993, Dr. Gates served as Director of
                                 Central Intelligence for the United States. He served as
                                 Assistant to the President of the United States and
                                 Deputy National Security Advisor from 1989 to 1991.

 Other Directorships:            The Charles Stark Draper Laboratory, Inc., LucasVarity
                                 plc, and NACCO Industries, Inc. Dr. Gates also is a
                                 trustee of The Fidelity Funds, a consultant to Koch
                                 Industries and Placer Dome Inc., and a senior advisor to
                                 The Mitchell Group.
--------------------------------------------------------------------------------------------------------------

 JOSEPH T. GORMAN                                                                         [PHOTO OF JOSEPH T.
                                                                                                GORMAN]

 Age:                            60

 Term:                           Expires in 2000; Director since 1984

 Recent Business Experience:     Mr. Gorman has been Chairman of the Board and Chief
                                 Executive Officer of TRW since 1988. He also served as
                                 President of TRW from 1985 to 1991 and as Chief
                                 Operating Officer of TRW from 1985 to 1988.

 Other Directorships:            Aluminum Company of America and The Procter & Gamble
                                 Company
--------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS
--------------------------------------------------------------------------------

 PETER S. HELLMAN                                                                          [PHOTO OF PETER S.
                                                                                                HELLMAN]

 Age:                            48

 Term:                           Expires in 2000; Director since 1995

 Recent Business Experience:     Mr. Hellman has been President and Chief Operating
                                 Officer of TRW since 1995. He was Executive Vice
                                 President and Assistant President of TRW from 1994 to
                                 1995. He also served as Executive Vice President and
                                 Chief Financial Officer of TRW from 1991 to 1994.

 Other Directorships:            Arkwright Mutual Insurance Company
--------------------------------------------------------------------------------------------------------------

 KAREN N. HORN                                                                             [PHOTO OF KAREN N.
                                                                                                 HORN]

 Age:                            54

 Term:                           Expires in 2000; Director since 1990

 Recent Business Experience:     Mrs. Horn has served as Senior Managing Director and
                                 Head of International Private Banking of Bankers Trust
                                 New York Corporation since 1996. She was Chairman of
                                 Bank One, Cleveland, N.A. from 1987 to 1996 and also
                                 served as Chief Executive Officer of Bank One from 1987
                                 to 1995.

 Other Directorships:            The British Petroleum Company p.l.c., Eli Lilly and
                                 Company and Rubbermaid Incorporated
--------------------------------------------------------------------------------------------------------------

 E. BRADLEY JONES                                                                         [PHOTO OF E. BRADLEY
                                                                                                 JONES]

 Age:                            70

 Term:                           Expires in 1999; Director since 1982

 Recent Business Experience:     Mr. Jones served as Chairman and Chief Executive Officer
                                 of Republic Steel Corporation and its successor LTV
                                 Steel Company from 1982 until his retirement in 1984.

 Other Directorships:            Birmingham Steel Corporation, Consolidated Rail
                                 Corporation and RPM, Inc. Mr. Jones also is a trustee of
                                 The Fidelity Funds.
--------------------------------------------------------------------------------------------------------------

 WILLIAM S. KISER                                                                         [PHOTO OF WILLIAM S.
                                                                                                 KISER]

 Age:                            70

 Term:                           Expires in 2000; Director since 1985

 Recent Business Experience:     Dr. Kiser has been Vice Chairman and Chief Medical
                                 Officer of Primary Health Systems, Inc. since 1994. He
                                 served as medical director of American Health Care
                                 Management, Inc. from 1992 to 1994.

 Other Directorships:            Dr. Kiser also is a trustee and an officer of the
                                 American Foundation of Urologic Diseases.
--------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS
--------------------------------------------------------------------------------

 DAVID BAKER LEWIS                                                                          [PHOTO OF DAVID
                                                                                              BAKER LEWIS]

 Age:                            53

 Term:                           Expires in 1999; Director since 1995

 Recent Business Experience:     Mr. Lewis has been Chairman of the Board of Lewis &
                                 Munday, a Detroit law firm, since 1982.

 Other Directorships:            Comerica Bank, Consolidated Rail Corporation, M. A.
                                 Hanna Company and LG&E Energy Corporation
--------------------------------------------------------------------------------------------------------------

 JAMES T. LYNN                                                                             [PHOTO OF JAMES T.
                                                                                                 LYNN]

 Age:                            71

 Term:                           Expires in 1999; Director since 1993

 Recent Business Experience:     Mr. Lynn served as Chairman of the Board and Chief
                                 Executive Officer of Aetna Life and Casualty Company
                                 from 1984 until his retirement in 1992. He served as a
                                 senior advisor to Lazard Freres & Co. LLC, investment
                                 bankers, from November 1992 through 1997.

 Other Directorships:            None
--------------------------------------------------------------------------------------------------------------

 LYNN M. MARTIN                                                                            [PHOTO OF LYNN M.
                                                                                                MARTIN]

 Age:                            58

 Term:                           Expires in 2000; Director since 1995

 Recent Business Experience:     Ms. Martin has chaired Deloitte & Touche's Council on
                                 the Advancement of Women and has served as an advisor to
                                 the firm since 1993. She also has held the Davee chair
                                 at the J. L. Kellogg Graduate School of Management,
                                 Northwestern University, since 1993. Ms. Martin served
                                 as U.S. Secretary of Labor from 1991 to 1993.

 Other Directorships:            Ameritech Corporation, Dreyfus Funds, Harcourt General,
                                 Inc., The Procter & Gamble Company and Ryder System,
                                 Inc.
--------------------------------------------------------------------------------------------------------------

                        DIRECTOR COMMITTEES AND MEETINGS
--------------------------------------------------------------------------------

AUDIT COMMITTEE

Members:                                 E. Bradley Jones (Chair), Michael H. Armacost, Robert M.
                                         Gates and Karen N. Horn

Number of 1997 Meetings:                 Four

Principal Responsibilities:              - select the Company's independent auditors, subject to
                                           shareholder ratification

                                         - review and discuss the audits conducted by both the
                                           independent auditors and the Company's internal auditors

                                         - review the Company's internal accounting controls,
                                           accounting practices, financial structure and financial
                                           reporting

                                         - review the Company's financial statements as certified by the independent auditors
-----------------------------------------------------------------------------------------------------

COMPENSATION AND STOCK
OPTION COMMITTEE

Members:                                 William S. Kiser (Chair), Martin Feldstein, Carl H. Hahn,
                                         Karen N. Horn, David B. Lewis and John D. Ong

Number of 1997 Meetings:                 Three

Principal Responsibilities:              - determine the compensation of all the Company's executive officers

                                         - approve any compensation arrangements with non-employee
                                           Directors (other than for their service as a Director of the
                                           Company)

                                         - approve compensation and benefit plans that do not
                                           generally apply to all salaried employees and that involve the Company's executive officers
-----------------------------------------------------------------------------------------------------

EXECUTIVE COMMITTEE

Members:                                 Joseph T. Gorman (Chair), Peter S. Hellman, E. Bradley Jones
                                         and William S. Kiser; alternates John D. Ong and Richard W.
                                         Pogue

Number of 1997 Meetings:                 None

Principal Responsibilities:              - approve matters that require immediate action during the intervals between Directors' meetings

                                         - has all the authority of the Directors, other than the
                                           authority to fill vacancies among the Directors or in any
                                           committee of the Directors
-----------------------------------------------------------------------------------------------------

                        DIRECTOR COMMITTEES AND MEETINGS
--------------------------------------------------------------------------------

NOMINATING COMMITTEE

Members:                                 Karen N. Horn (Chair), Carl H. Hahn, George H. Heilmeier, E.
                                         Bradley Jones, James T. Lynn, Lynn M. Martin and Richard W.
                                         Pogue

Number of 1997 Meetings:                 One

Principal Responsibilities:              - establish the criteria for selection of nominees for
                                           Directors of the Company

                                         - evaluate all candidates submitted by interested persons, including Directors and shareholders of the Company

                                         - seek out possible candidates and aid in attracting highly qualified candidates
-----------------------------------------------------------------------------------------------------

PUBLIC POLICY COMMITTEE

Members:                                 George H. Heilmeier (Chair), Robert M. Gates, Carl H. Hahn,
                                         Lynn M. Martin and Richard W. Pogue

Number of 1997 Meetings:                 Three

Principal Responsibilities:              - review and make recommendations on various Company
                                           policies and programs regarding the Company's relationships with its employees, customers, shareholders, governments
                                           at all levels, local communities and the general public
-----------------------------------------------------------------------------------------------------

RETIREMENT FUNDING
COMMITTEE

Members:                                 Martin Feldstein (Chair), Michael H. Armacost, William S.
                                         Kiser, David B. Lewis, James T. Lynn and John D. Ong

Number of 1997 Meetings:                 Two

Principal Responsibilities:              - review the Company's activities with respect to funding
                                           policies for, and the administration and operation of, the
                                           Company's various employee benefit plans

                                         - review the performance of investment managers and trustees for those plans
-----------------------------------------------------------------------------------------------------

Your Directors met seven times during 1997. Each Director attended 75 percent or more of the total number of meetings of Directors and meetings of committees on which he or she served, with the exception of Carl H. Hahn, Peter S. Hellman and Lynn M. Martin.

                             DIRECTOR COMPENSATION

General. An officer of the Company who also serves as a Director does not receive any additional compensation for serving as a Director or as a member or chair of a committee.

1997 Director Compensation Restructuring. As reported in last year's proxy statement, at the February 1997 Directors' meeting, a comprehensive restructuring of Director compensation was approved. The restructuring is based on the following principles:

        - that a significant portion of Director compensation should be aligned with creating and sustaining shareholder value;

        - that Directors should hold a significant number of shares of TRW Common; and

        - that total compensation should be structured to attract and retain a diverse and truly superior Board of Directors.

The new compensation package for non-employee Directors became effective July 1, 1997 and is comprised of the following components:

        - a base annual retainer of $70,000, 50 percent of which is automatically deferred in shares of TRW Common;

        - an additional annual chair retainer of $5,000 for chairs of the Audit and the Compensation and Stock Option Committees;

        - an additional annual chair retainer of $3,000 for chairs of any other committees;

        - an elective deferral of the remaining 50 percent of the base annual retainer and any chair retainer, in a choice of investment alternatives; and

        - an annual stock option to purchase 1,500 shares of TRW Common, granted under the 1997 TRW Long-Term Incentive Plan shareholders approved last April.

Payment of the automatic deferral portion of a Director's retainer will not be made until the Director ceases to serve as a Director. Finally, the pension plan for non-employee Directors was frozen as of June 30, 1997, and no future benefits will accrue under that plan.

Since January 1, 1998, George H. Heilmeier also has served as a consultant and adviser to the Company. Dr. Heilmeier's consulting arrangement with the Company expires December 31, 1999 but is renewable year-to-year thereafter. Under the agreement, the Company will pay Dr. Heilmeier an annual fee of $210,000 in monthly installments.

                         MANAGEMENT OWNERSHIP OF SHARES

The following table shows share ownership for the Directors and executive officers as of the close of business on March 2, 1998. Unless there is a footnote to the contrary, sole voting and investment power in the shares owned are held either by the named individual alone or by the named individual and his or her spouse.

                                                           NUMBER OF SHARES OF TRW COMMON(1)
                                            ---------------------------------------------------------------
                                                   SHARES
                                                BENEFICIALLY         EXERCISABLE            DEFERRED
                   NAME                           OWNED(2)           OPTIONS(3)          SHARE UNITS(4)
-----------------------------------------------------------------------------------------------------------
  M. H. Armacost                                    2,400                 1,500                 677
  M. Feldstein                                      2,901                     0                 422
  R. M. Gates                                       1,449                 1,500                 422
  J. T. Gorman                                    250,648(5)            906,659                   0
  C. H. Hahn                                        2,900                 1,500                 848
  T. W. Hannemann                                  49,799               127,330                   0
  G. H. Heilmeier                                   3,577                 1,500                 422
  P. S. Hellman                                    42,748               242,994              11,375
  K. N. Horn                                        2,800                 1,500(6)              422
  E. B. Jones                                       4,000                 1,500                 422
  W. S. Kiser                                       6,000                 1,500                 422
  D. B. Lewis                                       1,511                 1,500                 422
  J. T. Lynn                                        2,600                 1,500                 422
  L. M. Martin                                      2,300                 1,500                 635
  J. D. Ong                                         1,000                 1,500                 422
  R. W. Pogue                                       6,245                 1,500                 422
  J. S. Remick                                     20,719                68,330                   0
  J. P. Stenbit                                    48,862               141,330                   0
-----------------------------------------------------------------------------------------------------------
  All Directors and executive
    officers as a group                           577,090             2,082,623              19,750

(1) All persons listed own less than one percent of outstanding TRW Common. All Directors and executive officers as a group own 2.2 percent of outstanding TRW Common.

(2) Includes shares of TRW Common held in The TRW Employee Stock Ownership and Savings Plan.

(3) As required by the Securities and Exchange Commission, this column shows the number of shares that may be acquired within 60 days of March 2, 1998, upon exercise of stock options.

(4) This column shows units of TRW Common which were credited under deferred compensation plans and other nonqualified benefit plans.

(5) This number does not include 2,887 shares of TRW Common, held by an immediate family member, of which J. T. Gorman disclaims beneficial ownership.

(6) Mrs. Horn transferred her option for 1,500 shares to her minor child.

                       COMPENSATION OF EXECUTIVE OFFICERS

            REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE ON
                             EXECUTIVE COMPENSATION

PRINCIPLES

The Compensation and Stock Option Committee of the Board consists entirely of non-employee Directors. The Committee determines the compensation of all executive officers of the Company, based on the Company's executive compensation philosophy. This philosophy has five primary principles:

        - to link executive compensation to the creation of sustainable increases in shareholder value;

        - to provide compensation rewards contingent upon performance;

        - to differentiate compensation based on individual executive contribution;

        - to promote teamwork among executives and other Company employees; and

        - to encourage the retention of a strong management team.

FACTORS CONSIDERED IN DETERMINING COMPENSATION

The Compensation Committee determines an appropriate compensation package for each executive officer, based on his or her responsibilities, duties, performance and experience. The Compensation Committee annually reviews comparable company data in order to establish general guidelines for executive compensation. The compensation of executive officers who manage business operations is compared to that of executives at other corporations in similar industries. The compensation of the Chief Executive Officer, the President and corporate staff Executive Vice Presidents is compared to compensation data from multi-industry groups consisting of nearly 40 companies. This data is compiled by independent compensation consultants. The multi-industry group is comprised of corporations most likely to compete with the Company for services of executive officers and is not limited to any particular manufacturing business. The Compensation Committee formulates general compensation guidelines by targeting the salary and yearly performance bonus of each executive officer at the 60th percentile of the comparable data and the long-term compensation at the 75th percentile of such comparable data.

The Compensation Committee also considers the tax deductibility of compensation paid to the executive officers. At the 1997 Annual Meeting of Shareholders, the Company sought and obtained the shareholder approval necessary so that awards made under the 1997 Long-Term Incentive Plan would be eligible to meet the requirements of Section 162(m) of the Internal Revenue Code. Section 162(m) provides that certain annual compensation in excess of $1 million paid by a public company to certain executive officers is not deductible for federal tax purposes. The Compensation Committee intends to preserve the deductibility of compensation and benefits to the extent practicable and to the extent consistent with its other compensation objectives.

ANNUAL COMPENSATION

Annual Salary. The Compensation Committee determines the annual salary of each executive officer based on that officer's level of duties and responsibilities, experience and prior performance, and comparable company data. The Compensation Committee reviews the salary of each executive officer annually and increases it when warranted by the financial performance of the Company, the executive's performance and/or competitive compensation practices of comparable companies.

Yearly Performance Bonus. Each year the Compensation Committee establishes both quantitative and qualitative goals for the Company as a whole and for the individual business units. The yearly performance bonus of each executive officer is based on the performance of the Company against Company goals and the performance of the officer's unit within the Company against that unit's goals. The Compensation Committee reviews and weighs these goals with respect to each executive officer. The quantitative goals for 1997 bonuses included:

        - specific profit targets;

        - return-on-assets-employed targets;

        - cash flow targets;

        - value added targets; and

        - sales awards targets.

The qualitative goals for 1997 bonuses included:

        - business infrastructure and core capabilities (including asset management, cost reduction, quality, continuous process improvement, technology management and innovation, productivity, and employee satisfaction);

        - strategic positioning and business development;

        - customer satisfaction;

        - staff functional goals;

        - legal and ethical conduct;

        - teamwork and collaboration; and

        - diversity.

LONG-TERM COMPENSATION

Long-term compensation, designed to link shareholder and executive interests, forms a significant component of the total executive compensation package. On average, long-term compensation, including strategic incentive grants, represents 60 percent of each executive officer's total target compensation. The Compensation Committee granted stock options and awarded strategic incentive grants to individual executive officers based on (i) its general belief that long-term compensation should be set at the 75th percentile of comparable companies, and (ii) its evaluation of each executive officer's anticipated contribution to the Company, and his responsibilities, duties, performance and experience.

Stock Option Grants. In order to focus employees on the long-term performance of the Company, the Company has long maintained stock option plans for certain managerial and profes-sional employees, including all executive officers. In 1997, the Company granted stock options to more than 900 employees. All options become exercisable at a rate of one-third per year for each full year of continuous employment with the Company after the date of grant. The plans under which the stock options were granted require that options have an exercise price of not less than the fair market value of TRW Common on the date of grant.

Strategic Incentive Grants. In April 1994, the Company made strategic incentive grants to executive officers under the 1994 TRW Long-Term Incentive Plan. The awards consist of performance units pursuant to which the grantees are entitled to receive shares of TRW Common or cash equivalent values in the event that certain returns-on-assets-employed are achieved for each of the four years from 1994 through 1997. Although these grants extend over a four-year period, a percentage of the total grant awarded in 1994 may be paid out annually based on actual performance compared to annual return-on-assets-employed milestone goals set for the executive officer's business unit and/or the Company as a whole. The strategic incentive grants require continuously improved financial performance in successive grant years for annual payments in such successive grant years to be made.

The Compensation Committee believes that strategic incentive grants promote a long-term focus on the profitability of the Company and the executive officer's unit within the Company. However, in accordance with the regulations of the Securities and Exchange Commission, the payout in any given year is deemed an annual payment and is consequently disclosed under the "Bonus" column of the Summary Compensation Table.

STOCK OWNERSHIP GUIDELINES

The Company's stock ownership guidelines for senior executives reinforce the relationship of individual rewards to the long-term performance of the Company and ensure clear alignment of the executives' interests with those of shareholders. Senior executives are expected to hold a number of shares equal to certain multiples of their annual salary, ranging from 1.5 times annual salary to 6 times annual salary for the Chief Executive Officer. Senior executives who are not currently holding shares at the guideline level will be expected to do so generally by the year 2000.

COMPENSATION OF JOSEPH T. GORMAN, CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER

The Compensation Committee determines the CEO's annual and long-term compensation on the basis of comparable company information and:

        - the financial performance of the Company;

        - Mr. Gorman's performance as Chairman and CEO;

        - Mr. Gorman's importance to the Company; and

        - Mr. Gorman's implementation of the Company's strategic goals.

While the Compensation Committee considers all these factors, no specific weight is assigned to any particular factor, and Mr. Gorman's total compensation is not established pursuant to a fixed formula. The Compensation Committee attempts to maintain a high proportion of Mr. Gorman's compensation as being "at-risk" compensation. Currently, more than 75 percent of Mr. Gorman's target compensation is not firmly fixed until after the Compensation Committee has reviewed and evaluated his performance.

Annual Salary. The Compensation Committee set Mr. Gorman's salary for 1997 at the rate of $1,134,000, a five percent increase over his 1996 salary. The Compensation Committee increased Mr. Gorman's salary for 1997 based on:

        - his leadership in sustaining high levels of performance;

        - his role in exceeding the quantitative and qualitative goals described above under "Annual Compensation; Yearly Performance Bonus;" and

        - the relationship of his salary and total compensation to that of CEO's of comparable companies.

While the Compensation Committee considered all of these factors in determining Mr. Gorman's salary, no specific weights were placed on any of the factors.

Yearly Performance Bonus. Based on comparable company information, the Compensation Committee established Mr. Gorman's target yearly performance bonus for 1997 at 60 percent of his salary. For 1997, the Compensation Committee awarded Mr. Gorman a performance bonus of $1,061,400, which is approximately 94 percent of his 1997 salary.

Mr. Gorman's 1997 yearly performance bonus was based on the performance of the Company against the quantitative and qualitative goals described above under "Annual Compensation; Yearly Performance Bonus." The Compensation Committee reviewed and evaluated these factors in establishing general guidelines for the amount of Mr. Gorman's 1997 yearly performance bonus. In addition, the Compensation Committee considered Mr. Gorman's contributions in a variety of other important dimensions, including his leadership, vision, integrity and judgment, and his ability to represent the Company with key constituents, such as shareholders, customers, employees and governments.

Stock Option and Strategic Incentive Grants. The Company awarded Mr. Gorman an option to purchase 190,000 shares of TRW Common in 1997. His 1994 strategic incentive grant is structured as a four-year grant with target payout of 120,000 units of TRW Common over the four-year term. His 1997 strategic incentive payout was tied by formula to the return-on-assets-employed targets revised in 1997 and compared to the Company's 1997 performance, as described above under "Long-Term Compensation; Strategic Incentive Grants."

BY:   THE TRW INC. COMPENSATION AND STOCK OPTION COMMITTEE

 William S. Kiser, Chair      Carl H. Hahn                 David Baker Lewis
 Martin Feldstein             Karen N. Horn                John D. Ong

                            STOCK PERFORMANCE GRAPH

The chart below compares the five-year cumulative total return on TRW Common with that of the S&P 500 Index and a peer industry group. This graph assumes $100 was invested on December 31, 1992 in each of TRW Common, the S&P 500 companies and a peer group of companies. The peer group is composed of an Automotive segment and a Space, Defense and Information Systems segment, reflecting the Company's two industry segments. The Automotive segment is represented by the average of two published indices, the Dow Jones Transportation Equipment Index and the Dow Jones Auto Parts and Equipment (excluding Tire and Rubber) Index. The Space, Defense and Information Systems segment is represented by the Dow Jones Aerospace and Defense Index. The two segments are weighted according to the relative annual revenues of the Company's Automotive and Space, Defense and Information Systems segments. Cumulative total return assumes the reinvestment of dividends.

      Measurement Period
     (Fiscal Year Covered)            Peers            S&P 500             TRW
1992                                          100               100               100
1993                                       129.28            110.08            124.11
1994                                       123.26            111.53            121.69
1995                                       161.90            153.45            147.04
1996                                       205.74            188.68            192.48
1997                                       264.60            251.64            212.28

                           SUMMARY COMPENSATION TABLE

This table sets forth compensation paid to or accrued for the Chief Executive Officer and the other four highest-paid executive officers in each of the last three fiscal years.


                                                                          LONG-TERM
                                                                         COMPENSATION
                                           ANNUAL COMPENSATION              AWARDS

                                                                          SECURITIES
                                                                          UNDERLYING
         NAME AND                                                          OPTIONS         ALL OTHER
    PRINCIPAL POSITION       YEAR     SALARY      BONUS(1)    OTHER(2)      (#)(3)      COMPENSATION(4)
-----------------------------------------------------------------------------------------------------------
  J. T. GORMAN               1997   $1,129,500   $4,265,778   $108,022     190,000          $97,828
  Chairman of the Board      1996    1,074,500    3,902,000     75,859     170,000           90,607
  and Chief Executive
  Officer                    1995    1,007,417    3,808,400     77,099     140,000           73,930
-----------------------------------------------------------------------------------------------------------
  P. S. HELLMAN              1997      605,000    2,440,221         --      65,000           38,580
  President and Chief        1996      545,833    2,209,875     53,879      50,000           39,602
  Operating Officer          1995      495,833    2,115,950         --      40,000           35,115
-----------------------------------------------------------------------------------------------------------
  T. W. HANNEMANN            1997      368,462    1,399,626         --      40,000           25,338
  Executive Vice President   1996      357,500    1,316,400         --      24,000           25,233
  and General Manager,       1995      330,000    1,242,400         --      18,000           19,450
  Space & Electronics Group
-----------------------------------------------------------------------------------------------------------
  J. S. REMICK               1997      377,500    1,344,957         --      40,000           28,257
  Executive Vice President   1996      337,500    1,044,940    116,682      24,000           21,270
  and General Manager,       1995      290,900      775,840     64,999      12,000           15,201
  Occupant Restraint
  Systems Group
-----------------------------------------------------------------------------------------------------------
  J. P. STENBIT              1997      372,563    1,434,526         --      40,000           21,471
  Executive Vice President,  1996      343,078      789,900         --      24,000           17,700
  Telecommunications         1995      305,000    1,121,000         --      18,000           21,514

FOOTNOTES TO SUMMARY COMPENSATION TABLE

(1) The dollar amounts included in this column are comprised of the (i) yearly performance bonus which is paid in February of the year following the year to which it relates and (ii) amounts earned pursuant to the Company's strategic incentive grants (the "SIGs") under the 1994 TRW Long-Term Incentive Plan. The SIGs are four-year grants, pursuant to which annual payments are made based on continuous and increasing return-on-assets-employed goals established at the time of grant. However, in accordance with the regulations of the Securities and Exchange Commission, the SIG payouts are deemed annual compensation and are consequently disclosed under the "Bonus" column of the Summary Compensation Table.

    The amounts set forth in the "Bonus" column for 1997, 1996 and 1995 include the following amounts attributable to the yearly performance bonus and SIG payouts:

                                1997                      1996                      1995
                       -----------------------   -----------------------   -----------------------
                         Bonus         SIG         Bonus         SIG         Bonus         SIG
                       ----------   ----------   ----------   ----------   ----------   ----------
  J. T. Gorman         $1,061,400   $3,204,378   $  894,500   $3,007,500   $1,170,200   $2,638,200
  P. S. Hellman           571,000    1,869,221      455,500    1,754,375      577,000    1,538,950
  T. W. Hannemann         331,500    1,068,126      313,900    1,002,500      363,000      879,400
  J. S. Remick            351,600      993,357      239,200      805,740      248,200      527,640
  J. P. Stenbit           366,400    1,068,126      188,400      601,500      241,600      879,400

    Payments under the SIGs are made in shares of TRW Common or, if performance exceeds target, a combination of shares of TRW Common and cash, unless the Compensation and Stock Option Committee determines to pay the excess over target in shares of TRW Common. Any stock portion of a SIG payout is valued based on the fair market value of TRW Common on the date of payment.

(2) The Other Annual Compensation reported includes the following: Mr. Gorman
    (1997) -- $44,764 (personal use of Company aircraft) and $43,512 (automobile allowance), (1996) -- $28,194 (personal use of Company aircraft) and $20,299 (automobile allowance), (1995) -- $30,236 (personal use of Company aircraft) and $20,380 (automobile allowance); Mr. Hellman (1996) -- $19,587 (personal use of Company aircraft) and $18,380 (automobile allowance); and Mr. Remick
    (1996) -- $90,000 (club dues), (1995) -- $47,426 (relocation allowance).

(3) The number of securities underlying options in 1995 and 1996 has been adjusted to reflect the two-for-one stock split, effected in the form of a stock dividend, declared by the Directors on October 23, 1996.

(4) Amounts disclosed in this column reflect the following Company matching contributions on behalf of the named executives with regard to The TRW Employee Stock Ownership and Savings Plan and other nonqualified plans, imputed life insurance costs and the premium paid by the Company with respect to split-dollar life insurance agreements. Also included in this column is the net excess cost of $2,302 on behalf of each named executive in connection with an executive health insurance plan.

                                 Stock Savings Plan and     Imputed Life     Split-Dollar
                                Other Nonqualified Plans     Insurance      Life Insurance
                                ------------------------    ------------    --------------
  J. T. Gorman                          $60,896               $23,029          $11,601
  P. S. Hellman                          31,902                 2,867            1,509
  T. W. Hannemann                        20,471                 2,048              517
  J. S. Remick                           18,550                 4,659            2,746
  J. P. Stenbit                          16,786                 1,740              643

                          STOCK OPTION GRANTS IN 1997

The following table sets forth information concerning the grant of stock options to the Chief Executive Officer and the other four highest-paid executive officers in 1997.

                                NUMBER OF       PERCENT OF
                                SECURITIES     TOTAL OPTIONS
                                UNDERLYING      GRANTED TO       EXERCISE
                                 OPTIONS       EMPLOYEES IN      OR BASE      EXPIRATION      GRANT DATE
            NAME                GRANTED(1)      FISCAL YEAR      PRICE(1)        DATE      PRESENT VALUE(2)
------------------------------------------------------------------------------------------------------------
  J. T. Gorman                   190,000           9.4%           $50.13      02/03/2007      $2,243,900
  P. S. Hellman                   65,000           3.2%            50.13      02/03/2007         767,650
  T. W. Hannemann                 40,000           2.0%            50.13      02/03/2007         472,400
  J. S. Remick                    40,000           2.0%            50.13      02/03/2007         472,400
  J. P. Stenbit                   40,000           2.0%            50.13      02/03/2007         472,400

(1) The indicated options were granted pursuant to the 1994 TRW Long-Term Incentive Plan. The options were granted at the fair market value of TRW Common on February 4, 1997, have 10-year terms and become exercisable in equal annual increments over a three-year period. The options are transferable to immediate family members. Vesting of the options is accelerated by the occurrence of a change in control (see "Other Compensation Arrangements"). Vested options must be exercised within 90 days of termination of employment to the extent that the grantee's employment is terminated prior to age 55 (other than by death or disability).

(2) The Grant Date Present Value was calculated using the Black-Scholes valuation model, assuming a volatility rate of 20 percent, a risk-free rate of return of 5.83 percent, a dividend yield of 2.54 percent, a projected time of exercise of six years, and a projected risk of forfeiture of 5 percent. The actual amount, if any, realized upon the exercise of stock options will depend upon the market price of TRW Common relative to the exercise price per share of the stock option at the time of exercise. There is no assurance that the hypothetical grant date present values of the stock options reflected in this table will actually be realized.

                         STOCK OPTION EXERCISES IN 1997
                           AND YEAR-END OPTION VALUES

This table shows the number and value of stock options exercised by the Chief Executive Officer and the other four highest-paid executive officers in 1997 and the value of in-the-money options held by those individuals on December 31, 1997. The value of unexercised stock options is based on the difference between the exercise price of the options and the closing price of TRW Common on December 31, 1997, which was $53.375. The value realized on exercised options is based on the difference between the exercise price for the options and the closing price of TRW Common on the date of exercise.

                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                  OPTIONS AT FISCAL YEAR END        AT FISCAL YEAR END
                        NUMBER OF                -----------------------------------------------------------
                         SHARES
                        ACQUIRED       VALUE
        NAME           ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------------------------------------------------------------------------------
 J. T. Gorman            57,238      $1,397,666     739,999        350,001      $19,328,587    $2,665,263
 P. S. Hellman            8,000         213,000     191,332        111,668        4,951,330       805,245
 T. W. Hannemann         44,000       1,555,000     100,000         62,000        2,605,460       406,640
 J. S. Remick            26,000         888,250      43,000         60,000          956,595       364,520
 J. P. Stenbit           22,000         718,970     114,000         62,000        3,048,210       406,640

                            PENSION PLAN INFORMATION

The following table shows the approximate annual pension benefits payable under the Company's qualified and nonqualified supplemental plans.

    AVERAGE
  COMPENSATION       15 YEARS       20 YEARS       25 YEARS       30 YEARS        35 YEARS
---------------------------------------------------------------------------------------------
   $  200,000        $ 45,000       $ 60,000       $ 75,000      $   90,000      $  105,000
---------------------------------------------------------------------------------------------
      400,000          90,000        120,000        150,000         180,000         210,000
---------------------------------------------------------------------------------------------
      600,000         135,000        180,000        225,000         270,000         315,000
---------------------------------------------------------------------------------------------
      800,000         180,000        240,000        300,000         360,000         420,000
---------------------------------------------------------------------------------------------
    1,000,000         225,000        300,000        375,000         450,000         525,000
---------------------------------------------------------------------------------------------
    1,200,000         270,000        360,000        450,000         540,000         630,000
---------------------------------------------------------------------------------------------
    1,400,000         315,000        420,000        525,000         630,000         735,000
---------------------------------------------------------------------------------------------
    1,600,000         360,000        480,000        600,000         720,000         840,000
---------------------------------------------------------------------------------------------
    1,800,000         405,000        540,000        675,000         810,000         945,000
---------------------------------------------------------------------------------------------
    2,000,000         450,000        600,000        750,000         900,000       1,050,000
---------------------------------------------------------------------------------------------
    2,200,000         495,000        660,000        825,000         990,000       1,155,000
---------------------------------------------------------------------------------------------
    2,400,000         540,000        720,000        900,000       1,080,000       1,260,000

Compensation covered for executive officers named in the Summary Compensation Table on page 18 is the actual amount of salary and bonus shown in columns 3 and 4 of the Table, less the portion of the bonus that constitutes a payout under the Company's strategic incentive grants of amounts earned during a given year. These estimated amounts assume payments in the form of a single life annuity following retirement on or after age 60. Retirement benefits are reduced after the retiree reaches age 62 to reflect Social Security benefits.

The years of service completed by the executive officers named in the Summary Compensation Table on page 18 are as follows: J. T. Gorman (age 60) -- 30 years of service; P. S. Hellman (age 48) -- 9 years of service; T. W. Hannemann (age
55) -- 28 years of service; J. S. Remick (age 59) --33 years of service; and J.
P. Stenbit (age 57) -- 28 years of service.

                        OTHER COMPENSATION ARRANGEMENTS

The Company has entered into agreements with each of its current executive officers, including each person named in the Summary Compensation Table, and certain other key employees. These agreements are designed generally to assure continued management in the event of a change in control of the Company and are operative only if a change in control occurs. The agreements provide that, following a change in control, the officer will be employed by the Company for a period of three years (the "Employment Period"). During the Employment Period, the officer will be entitled to receive an annual base salary and to continue participation in employee benefit plans at levels not less than those in effect prior to the change in control. The incentive portion of the officer's compensation will equal the highest incentive award paid to the officer for any of three calendar years preceding the change in control. If the officer's employment were to be terminated by the Company during the Employment Period for reasons other than disability or cause, or by the officer for reasons relating to changed circumstances or during the 60-day period immediately following the first anniversary of the occurrence of a change in control, the officer would be entitled to receive a severance payment equal to the net present value of (i) the salary and incentive pay that the officer would have received under the agreement for the remainder of the Employment Period or two years, whichever is longer (the "Remaining Period"), and (ii) the employee benefits (other than employee welfare benefits and stock options and similar compensatory benefits) that the officer would have received for the Remaining Period, including under the Company's retirement plans, assuming vesting. The Company would also provide the officer with health insurance and similar welfare benefits for the Remaining Period, subject to reduction for comparable welfare benefits received in subsequent employment. If any payments to the officer are determined to be "excess parachute payments" under the Internal Revenue Code, the officer would be entitled to receive an additional payment (net of income taxes) to compensate the officer for the excise tax imposed by the Internal Revenue Code on such payments. The agreements also provide that the Company would reimburse the officer for his or her costs to enforce the agreement.

The Company also has entered into split-dollar life insurance agreements with certain key executive officers, including each of the persons named in the Summary Compensation Table. Under the split-dollar agreements, the Company owns, and pays the premiums on, the life insurance policies and the executive has the right to designate a beneficiary to receive a fixed portion of the policy death benefit. The balance of the death benefit will be payable to the Company as a recovery of its investment. Upon a change in control, ownership of the policies will transfer to an irrevocable trust, and the Company will be required to fund the trust with sufficient assets to pay future premiums on the policies.

For purposes of these agreements, as well as the Company's stock option grants, a change in control is defined as a change occurring (a) by virtue of certain mergers or consolidations or sale or transfer of assets by the Company to another corporation or (b) by virtue of a change in the majority of the Directors of the Company during any two-year period unless the election of each new Director was approved by a two-thirds vote of the Directors in office at the beginning of such period or (c) through the acquisition of shares representing 20 percent or more of the voting power of the Company other than acquisitions by the Company, a subsidiary of the Company or a Company-sponsored employee benefit plan or (d) through any other change in control reported in any filing with the Securities and Exchange Commission.

                               OTHER INFORMATION

OUTSTANDING SECURITIES

To the knowledge of the Company, except as set forth below, no person beneficially owns more than five percent of any class of the Company's voting stock. The following table presents information as of December 31, 1997 derived from Schedules 13G filed with the Securities and Exchange Commission by persons beneficially owning more than five percent of TRW Common:

                                                                   NUMBER OF SHARES
                                                                     AND NATURE OF          PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)       CLASS
--------------------------------------------------------------------------------------------------------
  The TRW Employee Stock Ownership and Savings Plan                   21,003,783(2)           17.1%
    1900 Richmond Road
    Cleveland, Ohio 44124
------------------------------------------------------------
  Putnam Investments, Inc.                                             6,609,656(3)            5.0%
    One Post Office Square
    Boston, Massachusetts 02109
------------------------------------------------------------
  Scudder Kemper Investments, Inc.                                     8,493,697(4)            6.9%
    345 Park Avenue
    New York, New York 10154

(1) Each beneficial owner listed in the table certified in its Schedule 13G that, to the best of its knowledge and belief, the TRW Common beneficially owned by it was acquired in the ordinary course of business and not for the purpose of changing or influencing control of the Company.

(2) Bankers Trust New York Corporation and its wholly-owned subsidiary Bankers Trust Company (together "Bankers Trust"), 280 Park Avenue, New York, New York 10017, served as trustee of The TRW Employee Stock Ownership and Savings Plan during 1997. Although Bankers Trust was the record owner of these shares, it disclaimed beneficial ownership of the shares. Of the total reported beneficially owned by The TRW Employee Stock Ownership and Savings Plan, the Plan reported shared voting and dispositive power over all the shares.

(3) Of the total amount reported beneficially owned by Putnam Investments, Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. ("PI"), Putnam Investment Management, a wholly-owned, registered investment advisor of PI, has shared dispositive power over 6,504,049 shares of TRW Common but no sole or shared voting power and no sole dispositive power over any shares of TRW Common reported beneficially owned by PI. The Putnam Advisory Company, Inc., another wholly-owned, registered investment advisor of PI, has shared voting power over 87,985 shares of TRW Common and shared dispositive power over 105,607 shares of TRW Common but no sole voting power or sole dispositive power over any shares of TRW Common reported beneficially owned by PI. Marsh & McLennan has no voting or dispositive power of any kind over any of the shares of TRW Common reported beneficially owned by PI.

(4) Of the total amount reported beneficially owned by Scudder Kemper Investments, Inc., Scudder has sole voting power over 1,778,790 shares, shared voting power over 6,100,072 shares, sole dispositive power over 8,446,925 shares, and shared dispositive power over 46,772 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated under it require that certain officers, Directors and beneficial owners of the Company's equity securities ("insiders") file various reports of transactions effected in TRW Common with the Securities and Exchange Commission. The Company has procedures in place to assist insiders in preparing and filing these reports on a timely basis. All required reports were filed timely, with the exception of one transaction which was filed late on behalf of T. W. Hannemann.

CUMULATIVE VOTING

Any shareholder of the Company may exercise cumulative voting rights for the election of Directors (i) if the shareholder notifies the President, a Vice President or the Secretary of the Company in writing, not less than 48 hours before the time of the meeting, that cumulative voting is being requested, and
(ii) if an announcement of such request is made at the beginning of the meeting by the Chairman or Secretary of the Company or by or on behalf of the shareholder making the request. Cumulative voting allows each shareholder to cumulate his or her voting power by (i) casting his or her cumulated votes for one nominee or by (ii) distributing his or her votes (the number of shares held multiplied by the number of Directors to be elected) among two or more nominees. The Company does not currently anticipate that cumulative voting will be requested at the annual meeting. Nevertheless, if cumulative voting is requested, the persons named in the proxy will vote cumulatively the shares represented by the proxy FOR such of the nominees as they may determine, unless specifically directed otherwise by the shareholder. Of course, no votes represented by proxy will be cumulated or cast for a nominee from whom the shareholder executing the proxy has specifically directed that such votes be withheld.

William B. Lawrence
Secretary

March 16, 1998

                                                                   (TRW LOGO)
     TRW INC. 1998 PROXY

     THIS PROXY IS SOLICITED BY THE DIRECTORS OF TRW INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 1998.

     The undersigned appoints J. T. Gorman, P. S. Hellman and W. B. Lawrence as proxies, each with the power to appoint his substitute, and authorizes them to vote all shares that the shareholder named on the reverse side is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 1900 Richmond Road, Lyndhurst, Ohio on April 29, 1998, at 8:30 a.m., including any adjournment thereof, in the manner specified on this proxy card and as fully as the undersigned could do if personally present at the meeting. The proxies are also authorized to vote at their discretion upon all other matters as properly may be brought before the meeting.

     The nominees for Director are M. H. Armacost, C. H. Hahn, G. H. Heilmeier, J. D. Ong and R. W. Pogue or, if any of the nominees are unavailable for election, the remaining nominees and such other persons as are nominated by the Directors.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IN ORDER FOR YOUR SHARES TO BE VOTED BY THE PROXIES AT THE ANNUAL MEETING, YOUR PROXY CARD MUST BE COMPLETED, SIGNED, DATED AND RETURNED TO THE COMPANY BEFORE OR AT THE ANNUAL MEETING ON APRIL 29, 1998.

     (Continued, and to be completed, signed and dated, on the other side)

                            WHITE CARD -- SHAREHOLDER

                              TRW INC. 1998 PROXY
-------------------------------------------------------------------------------
USE AN "X" IN THE BOXES TO INDICATE YOUR VOTE. IF YOU DO NOT GIVE DIRECTIONS BY MARKING THE BOXES, YOUR SIGNED PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES, "FOR" PROPOSAL 2, AND AT THE DISCRETION OF THE NAMED PROXIES UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

DIRECTORS RECOMMEND A VOTE FOR.

                            FOR    WITHHOLD
 1. Election of             [ ]       [ ]
    Directors
     (see other side)

 Instruction: To withhold
 authority to vote for any
 individual nominee, print that
 nominee's name on the
 following line:

 -------------------------------


                             DIRECTORS RECOMMEND A
                                   VOTE FOR.

                         FOR     AGAINST   ABSTAIN
 2. Appointment of       [ ]       [ ]       [ ]
    Independent
    Auditors

                                                 The proxies are authorized to
                                                 vote at their discretion upon
                                                 any other matter that may come
                                                 before the meeting.

                                                 Signature(s) should agree with
                                                 name(s) shown at left. If
                                                 signing for a corporation,
                                                 partnership, estate or trust or
                                                 as agent, attorney or
                                                 fiduciary, title or capacity
                                                 should be stated. If shares are
                                                 held jointly, every holder
                                                 should sign.

                                                 Signature

                                                 ------------------------------

                                                 Signature

                                                 ------------------------------

                                                 Date
                                                                           1998
                                                 ------------------------------

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE RETURN ENVELOPE.

                           WHITE CARD -- SHAREHOLDER

                                                                   (TRW LOGO)

     SOLICITATION BY THE DIRECTORS OF TRW INC.
     1998 CONFIDENTIAL VOTING INSTRUCTIONS

     TO: CO-TRUSTEES UNDER THE TRW EMPLOYEE STOCK OWNERSHIP
      AND SAVINGS PLAN
      C/O NATIONAL CITY BANK, CLEVELAND, OHIO

     I hereby direct that the voting rights pertaining to shares of stock of TRW Inc. allocated to my account under the above-named plan shall be exercised at the Annual Meeting of Shareholders of TRW Inc. to be held April 29, 1998, and at any adjournment of the meeting, as designated on the other side of this card.

     The nominees for Director are M. H. Armacost, C. H. Hahn, G. H. Heilmeier, J. D. Ong and R. W. Pogue or, if any of the nominees are unavailable for election, the remaining nominees and such other persons as are nominated by the Directors.

     I understand that the voting rights will be exercised as directed by the participants in the plan and that all shares for which you have not received any instructions prior to the meeting will be voted at your discretion.

     (Continued, and to be completed, signed and dated, on the other side)

                       WHITE CARD -- US STOCK SAVINGS PLAN

                       TRW INC. 1998 VOTING INSTRUCTIONS
------------------------------------------------------------------------------
USE AN "X" IN THE BOXES TO INDICATE YOUR VOTE.

DIRECTORS RECOMMEND A VOTE FOR.

                            FOR    WITHHOLD
 1. Election of             [ ]       [ ]
    Directors
     (see other side)

 Instruction: To withhold
 authority to vote for any
 individual nominee, print that
 nominee's name on the
 following line:

 ------------------------------


                             DIRECTORS RECOMMEND A
                                   VOTE FOR.

                         FOR     AGAINST   ABSTAIN
 2. Appointment of       [ ]       [ ]       [ ]
    Independent
    Auditors

                                                 Signature should agree with
                                                 name shown at left.

                                                 Signature

                                                 ---------------------------

                                                 Date                   1998

                                                 ---------------------------

PLEASE COMPLETE, SIGN, DATE AND RETURN THESE INSTRUCTIONS IMMEDIATELY IN THE RETURN ENVELOPE.

                       WHITE CARD -- US STOCK SAVINGS PLAN

                                                                   (TRW LOGO)

     SOLICITATION BY THE DIRECTORS OF TRW INC.
     1998 CONFIDENTIAL VOTING INSTRUCTIONS

     TO: THE ROYAL TRUST COMPANY
       TRUSTEE UNDER THE TRW CANADA STOCK SAVINGS PLAN

     I hereby direct that the voting rights pertaining to shares of stock of TRW Inc. held by you, as Trustee, and allocated to my account under the above-named plan shall be exercised at the Annual Meeting of Shareholders of TRW Inc. to be held April 29, 1998, and at any adjournment of the meeting, as designated on the other side of this card.

     The nominees for Director are M. H. Armacost, C. H. Hahn, G. H. Heilmeier, J. D. Ong and R. W. Pogue or, if any of the nominees are unavailable for election, the remaining nominees and such other persons as are nominated by the Directors.

     I understand that the voting rights will be exercised as directed by the participants in the plan and that all shares for which you have not received any instructions prior to the meeting will be voted at your discretion.

     (Continued, and to be completed, signed and dated, on the other side)

                    WHITE CARD -- CANADIAN STOCK SAVINGS PLAN

                       TRW INC. 1998 VOTING INSTRUCTIONS
------------------------------------------------------------------------------
USE AN "X" IN THE BOXES TO INDICATE YOUR VOTE.

DIRECTORS RECOMMEND A VOTE FOR.

                            FOR    WITHHOLD
 1. Election of             [ ]       [ ]
    Directors
     (see other side)

 Instruction: To withhold
 authority to vote for any
 individual nominee, print that
 nominee's name on the
 following line:

 -------------------------------


                             DIRECTORS RECOMMEND A
                                   VOTE FOR.

                         FOR     AGAINST   ABSTAIN
 2. Appointment of       [ ]       [ ]       [ ]
    Independent
    Auditors

                                                 Signature should agree with
                                                 name shown at left.

                                                 Signature

                                                 ------------------------------

                                                 Date

                                                                           1998
                                                 ------------------------------

PLEASE COMPLETE, SIGN, DATE AND RETURN THESE INSTRUCTIONS IMMEDIATELY IN THE RETURN ENVELOPE.

                    WHITE CARD -- CANADIAN STOCK SAVINGS PLAN

                                                                   (TRW LOGO)

     TRW INC. 1998 PROXY

     THIS PROXY IS SOLICITED BY THE DIRECTORS OF TRW INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 1998.

     The undersigned appoints J. T. Gorman, P. S. Hellman and W. B. Lawrence as proxies, each with the power to appoint his substitute, and authorizes them to vote all shares that the shareholder named on the reverse side is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 1900 Richmond Road, Lyndhurst, Ohio on April 29, 1998, at 8:30 a.m., including any adjournment thereof, in the manner specified on this proxy card and as fully as the undersigned could do if personally present at the meeting. The proxies are also authorized to vote at their discretion upon all other matters as properly may be brought before the meeting.

     The nominees for Director are M. H. Armacost, C. H. Hahn, G. H. Heilmeier, J. D. Ong and R. W. Pogue or, if any of the nominees are unavailable for election, the remaining nominees and such other persons as are nominated by the Directors.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IN ORDER FOR YOUR SHARES TO BE VOTED BY THE PROXIES AT THE ANNUAL MEETING, YOUR PROXY CARD MUST BE COMPLETED, SIGNED, DATED AND RETURNED TO THE COMPANY BEFORE OR AT THE ANNUAL MEETING ON APRIL 29, 1998.

     (Continued, and to be completed, signed and dated, on the other side)

                               BLUE CARD -- BROKER

                              TRW INC. 1998 PROXY
-------------------------------------------------------------------------------
USE AN "X" IN THE BOXES TO INDICATE YOUR VOTE. IF YOU DO NOT GIVE DIRECTIONS BY MARKING THE BOXES, YOUR SIGNED PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES, "FOR" PROPOSAL 2, AND AT THE DISCRETION OF THE NAMED PROXIES UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

DIRECTORS RECOMMEND A VOTE FOR.

                            FOR    WITHHOLD
 1. Election of             [ ]       [ ]
    Directors
     (see other side)

 Instruction: To withhold
 authority to vote for any
 individual nominee, print that
 nominee's name on the
 following line:

 ------------------------------


                             DIRECTORS RECOMMEND A
                                   VOTE FOR.

                         FOR     AGAINST   ABSTAIN
 2. Appointment of       [ ]       [ ]       [ ]
    Independent
    Auditors

                                                 The proxies are authorized to
                                                 vote at their discretion upon
                                                 any other matter that may come
                                                 before the meeting.

                                                 Shares of Common Stock
                                                 Shares of Serial Preference
                                                 Stock II ($4.40 Series 1)
                                                 Shares of Serial Preference
                                                 Stock II ($4.50 Series 3)

                                                 Signature(s) should agree with
                                                 name(s) shown at left. If
                                                 signing for a corporation,
                                                 partnership, estate or trust or
                                                 as agent, attorney or
                                                 fiduciary, title or capacity
                                                 should be stated. If shares are
                                                 held jointly, every holder
                                                 should sign.

                                                 Signature

                                                 ------------------------------

                                                 Signature

                                                 ------------------------------

                                                 Date

                                                                           1998
                                                 ------------------------------
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE RETURN ENVELOPE.

                              BLUE CARD -- BROKER

                                                                   (TRW LOGO)

     SOLICITATION BY THE DIRECTORS OF TRW INC.
     1998 CONFIDENTIAL VOTING INSTRUCTIONS

     TO: CO-TRUSTEES UNDER THE BDM 401(K) SAVINGS PLAN
      C/O NATIONAL CITY BANK, CLEVELAND, OHIO

     I hereby direct that the voting rights pertaining to shares of stock of TRW Inc. allocated to my account under the above-named plan shall be exercised at the Annual Meeting of Shareholders of TRW Inc. to be held April 29, 1998, and at any adjournment of the meeting, as designated on the other side of this card.

     The nominees for Director are M. H. Armacost, C. H. Hahn, G. H. Heilmeier, J. D. Ong and R. W. Pogue or, if any of the nominees are unavailable for election, the remaining nominees and such other persons as are nominated by the Directors.

     I understand that the voting rights will be exercised as directed by the participants in the plan and that all shares for which you have not received any instructions prior to the meeting will be voted at your discretion.

     (Continued, and to be completed, signed and dated, on the other side)
                         YELLOW CARD -- BDM SAVINGS PLAN

                       TRW INC. 1998 VOTING INSTRUCTIONS
-------------------------------------------------------------------------------
USE AN "X" IN THE BOXES TO INDICATE YOUR VOTE.

DIRECTORS RECOMMEND A VOTE FOR.

                            FOR    WITHHOLD
 1. Election of             [ ]       [ ]
    Directors
   (see other side)

 Instruction: To withhold
 authority to vote for any
 individual nominee, print that
 nominee's name on the
 following line:

 -------------------------------


                             DIRECTORS RECOMMEND A
                                   VOTE FOR.

                         FOR     AGAINST   ABSTAIN
 2. Appointment of       [ ]       [ ]       [ ]
    Independent
    Auditors

                                                 Signature should agree with
                                                 name shown at left.

                                                 Signature

                                                 ------------------------------

                                                 Date

                                                                           1998
                                                 ------------------------------

PLEASE COMPLETE, SIGN, DATE AND RETURN THESE INSTRUCTIONS IMMEDIATELY IN THE RETURN ENVELOPE.

                         YELLOW CARD -- BDM SAVINGS PLAN